UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     May 31, 2013

LEGG MASON

STRATEGIC REAL

RETURN FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Strategic Real Return Fund for the six-month reporting period ended May 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board and President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

Effective May 6, 2013, Stephen A. Walsh, Paul E. Wynn and Dennis J. McNamara are the individuals responsible for the management of the Fund sleeve subadvised by Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“WAML”), and Western Asset Management Company Ltd. in Japan (“Western Japan”). Messrs. Walsh and Wynn have been responsible for the day-to-day management of the Fund sleeve subadvised by Western Asset, WAML and Western Japan since 2010. Mr. McNamara has been responsible for this Fund sleeve since 2012. These individuals work together with a broader investment management team. Messrs. Walsh, Wynn and McNamara have been employed by Western Asset, each in the capacity as investment professional for more than five years. Investment professionals lead a larger team, and their focus is on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

II	Legg Mason Strategic Real Return Fund

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 28, 2013

Legg Mason Strategic Real Return Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended May 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s final reading for first quarter 2013 GDP growth, released after the reporting period ended, was 1.8%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.6% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, before edging up to 7.6% in May. In an encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.3% in May 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 4.2% on a seasonally adjusted basis in May 2013 versus the previous month and were 12.9% higher than in May 2012. In addition, the NAR reported that the median existing-home price for all housing types was $208,000 in May 2013, up 15.4% from May 2012. This marked the fifteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 3.3% in May 2013 to a 5.1 month supply at the current sales pace, it was 10.1% lower than in May 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first five months of the reporting period. However, manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). During May, 10 of the 18 industries within the PMI expanded, versus 14 expanding the prior month.

IV	Legg Mason Strategic Real Return Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, after the reporting period ended, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.”

Performance review

For the six months ended May 31, 2013, Class A shares of Legg Mason Strategic Real Return Fund, excluding sales charges, returned 1.34%. The Fund’s unmanaged benchmark, Barclays U.S. TIPS Indexv, returned -4.57% for the same period. The Lipper Flexible Portfolio Funds Category Average1 returned 4.41% over the same time frame.

Performance Snapshot as of May 31, 2013 (unaudited)
(excluding sales charges)	6 months
Legg Mason Strategic Real Return Fund:
Class A	1.34%
Class A2	1.37%
Class C	0.98%
Class I	1.52%
Class IS	1.59%
Barclays U.S. TIPS Index	-4.57%
Composite Indexvi	-1.33%
Lipper Flexible Portfolio Funds Category Average[1]	4.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 225 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Strategic Real Return Fund	V

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2013, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.55%, 1.78%, 2.49%, 1.26% and 1.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements take into account the expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. In October 2012, prior to the beginning of the period, the market experienced a setback given renewed concerns about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during all six months of the reporting period. For the six months ended May 31, 2013, the S&P 500 Indexvii gained 16.43%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended May 31, 2013, with the Russell 2000 Indexviii gaining 20.60%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexix, returned 16.68% and the Russell Midcap Indexx returned 19.49%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 14.48% and 19.37%, respectively.

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% on April 29, 2013 and was as high as 0.30% on several occasions, including at the end of the period. The yield on the ten-year Treasury began the period at 1.62%. Ten-year Treasuries hit a low of 1.59% in December 2012 and peaked at 2.16% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the

VI	Legg Mason Strategic Real Return Fund

majority of spread sectors modestly outperformed equal-durationxiii Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended May 31, 2013, the Barclays U.S. Aggregate Indexxiv fell 1.05%.

Q. How did the high-yield market perform over the six months ended May 31, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxv, posted positive returns during all but the last month of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 5.79% for the six months ended May 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended May 31, 2013. After rising sharply during the first month of the reporting period, the asset class declined over four of the next five months. This turnaround was triggered by a number of factors, including concerns over moderating global growth, fears of a hard landing for China’s economy and generally weaker commodity prices. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvi fell 2.46% over the six months ended May 31, 2013.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 28, 2013

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to price fluctuation and possible loss of principal. The Fund is non-diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as risks associated with small- and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Strategic Real Return Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vi

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. This Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 40% U.S. dollar, 60% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions. To better align the components of the Composite Index with the Fund’s target currency exposure, a 40% U.S. dollar hedge is applied to the Composite Index by subtracting the returns of the USDX from 40% of the blended rate of return of the Composite Index.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

[x]

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

xi

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xiii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xiv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VIII	Legg Mason Strategic Real Return Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2013 and November 30, 2012 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2012 and held for the six months ended May 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	1.34%	$1,000.00	$1,013.40	1.31%	$6.58	Class A	5.00%	$1,000.00	$1,018.40	1.31%	$6.59
Class A2	1.37	1,000.00	1,013.70	1.40	7.03	Class A2	5.00	1,000.00	1,017.95	1.40	7.04
Class C	0.98	1,000.00	1,009.80	2.06	10.32	Class C	5.00	1,000.00	1,014.66	2.06	10.35
Class I	1.52	1,000.00	1,015.20	1.06	5.33	Class I	5.00	1,000.00	1,019.65	1.06	5.34
Class IS	1.59	1,000.00	1,015.90	0.96	4.82	Class IS	5.00	1,000.00	1,020.14	0.96	4.84

[1]	For the six months ended May 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

2	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

Consolidated schedule of investments (unaudited)

May 31, 2013

Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 37.4%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	2,309,057		$2,906,526
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,398,151		2,928,929
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,333,212		1,588,501
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	654,772		960,316
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	368,591		481,817
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,868,896		2,848,752
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,141,482		1,483,392	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	414,508		539,702
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,009,459		956,620
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	769,394		698,646
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	503,864		510,910
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,718,432		1,767,301
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	574,378		614,180
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	2,486,103		2,691,594
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,608,034		4,766,435
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	512,871		573,695
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	1,119,535		1,260,089
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,423,557		2,525,611
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,599,854		1,792,837
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	1,127,717		1,182,517
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,176,502		1,320,807
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	682,977		796,201
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	893,874		1,042,900
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	4,256,000		4,763,728
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,065,400		2,237,733
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	4,535,097		4,672,564
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	1,670,015		1,720,245
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	1,754,564		1,785,816
Total U.S. Treasury Inflation Protected Securities (Cost — $51,000,144)					51,418,364
Non-U.S. Treasury Inflation Protected Securities — 0.0%
Canada — 0.0%
Government of Canada, Bonds (Cost — $62,999)	4.250%	12/1/26	41,979	CAD	61,254

			Shares
Common Stocks — 19.8%
Consumer Discretionary — 2.2%
Auto Components — 0.1%
Denso Corp.			2,400		99,608	(b)
Hyundai Mobis			484		121,373	(b)
Total Auto Components					220,981

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	3

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2013

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Automobiles — 0.6%
Daihatsu Motor Co., Ltd.	3,000	$63,712	(b)
Hyundai Motor Co.	1,138	212,315	(b)
Isuzu Motors Ltd.	22,000	164,232	(b)
Kia Motors Corp.	2,501	130,037	(b)
Toyota Motor Corp.	3,900	230,051	(b)
Total Automobiles		800,347
Hotels, Restaurants & Leisure — 0.6%
Dominos Pizza Inc.	2,750	162,993
MGM China Holdings Ltd.	76,400	202,198	(b)
Starwood Hotels & Resorts Worldwide Inc.	2,250	153,675
William Hill PLC	22,490	149,580	(b)
Wyndham Worldwide Corp.	2,600	151,112
Total Hotels, Restaurants & Leisure		819,558
Household Durables — 0.1%
Jarden Corp.	2,462	114,680	*
Media — 0.3%
Comcast Corp., Class A Shares	6,350	254,952
Time Warner Cable Inc.	1,700	162,367
Total Media		417,319
Multiline Retail — 0.1%
Hyundai Department Store Co., Ltd.	578	80,203	(b)
Specialty Retail — 0.2%
Abercrombie & Fitch Co., Class A Shares	2,000	100,160
American Eagle Outfitters Inc.	2,800	55,412
CST Brands Inc.	731	22,215	*
Gap Inc.	2,800	113,540
Total Specialty Retail		291,327
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc.	2,200	109,692
NIKE Inc., Class B Shares	2,700	166,482
Total Textiles, Apparel & Luxury Goods		276,174
Total Consumer Discretionary		3,020,589
Consumer Staples — 2.3%
Beverages — 0.3%
Coca-Cola Co.	6,150	245,938
Coca-Cola Enterprises Inc.	4,250	157,930
Total Beverages		403,868
Food & Staples Retailing — 0.1%
Kroger Co.	4,250	143,098

See Notes to Consolidated Financial Statements.

4	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Food Products — 0.5%
Nestle SA, Registered Shares	2,244	$148,075	(b)
Suedzucker AG	4,900	166,597	(b)
Tate & Lyle PLC	17,800	220,392	(b)
Unilever PLC	3,900	163,934	(b)
Total Food Products		698,998
Household Products — 0.4%
Procter & Gamble Co.	4,700	360,772
Reckitt Benckiser Group PLC	1,720	122,713	(b)
Total Household Products		483,485
Personal Products — 0.2%
Kao Corp.	8,400	260,906	(b)
Tobacco — 0.8%
Altria Group Inc.	8,200	296,020
British American Tobacco PLC	3,910	214,742	(b)
Japan Tobacco Inc.	6,100	206,605	(b)
KT&G Corp.	1,594	111,910	(b)
Philip Morris International Inc.	3,144	285,821
Total Tobacco		1,115,098
Total Consumer Staples		3,105,453
Energy — 1.6%
Energy Equipment & Services — 0.3%
TGS Nopec Geophysical Co. ASA	5,500	191,640	(b)
Transocean Ltd.	2,750	138,132
Total Energy Equipment & Services		329,772
Oil, Gas & Consumable Fuels — 1.3%
Exxon Mobil Corp.	5,257	475,601
Marathon Petroleum Corp.	1,622	133,815
OMV AG	3,578	163,910	(b)
Petroleo Brasileiro SA, ADR	9,000	167,760
Phillips 66	1,490	99,189
Repsol YPF, SA	7,292	163,322	(b)
Royal Dutch Shell PLC, Class A Shares	8,193	272,841	(b)
Valero Energy Corp.	6,580	267,345
Woodside Petroleum Ltd.	2,325	79,231	(b)
Total Oil, Gas & Consumable Fuels		1,823,014
Total Energy		2,152,786

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2013

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Financials — 4.2%
Capital Markets — 0.2%
Close Brothers Group PLC	7,536	$113,586
Macquarie Group Ltd.	2,918	118,089	(b)
Total Capital Markets		231,675
Commercial Banks — 2.2%
Aozora Bank Ltd.	50,000	144,780	(b)
Bank of China Ltd., Class H Shares	378,000	177,700	(b)
Canadian Imperial Bank of Commerce	3,100	234,275
China Construction Bank Corp., Class H Shares	258,000	208,873	(b)
DBS Group Holdings Ltd.	7,000	94,739	(b)
Fifth Third Bancorp	14,350	261,170
Grupo Financiero Banorte SAB de CV, Series O Shares	16,700	106,761
Industrial & Commercial Bank of China Ltd., Class H Shares	331,765	232,915	(b)
Mizuho Financial Group Inc.	79,500	150,422	(b)
National Bank of Canada	3,000	220,757
Nordea Bank AB	9,469	115,539	(b)
Royal Bank of Canada	3,150	186,949
Sumitomo Mitsui Financial Group Inc.	7,400	289,658	(b)
U.S. Bancorp	3,680	129,021
Wells Fargo & Co.	7,350	298,042
Westpac Banking Corp.	3,009	80,821	(b)
Total Commercial Banks		2,932,422
Diversified Financial Services — 0.1%
JPMorgan Chase & Co.	3,263	178,127
Insurance — 1.6%
AFLAC Inc.	3,111	173,252
Ageas	2,609	94,954	(b)
Allianz AG, Registered Shares	2,011	310,790	(b)
Allstate Corp.	3,245	156,539
American Financial Group Inc.	3,397	164,958
Assurant Inc.	2,896	144,047
Hannover Rueckversicherung AG	3,000	226,455	(b)
Legal & General Group PLC	93,200	252,334	(b)
Mapfre SA	46,400	164,467	(b)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	953	178,398	(b)
PICC Property & Casualty Co., Ltd.	98,000	114,873	(b)
Protective Life Corp.	6,560	253,741
Total Insurance		2,234,808

See Notes to Consolidated Financial Statements.

6	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Real Estate Management & Development — 0.1%
China Overseas Land & Investment Ltd.	50,000	$146,284	(b)
Total Financials		5,723,316
Health Care — 2.7%
Biotechnology — 0.1%
Actelion Ltd.	1,260	75,295	(b)
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	6,246	229,041
Thermo Fisher Scientific Inc.	1,620	143,046
Total Health Care Equipment & Supplies		372,087
Health Care Providers & Services — 0.8%
Aetna Inc.	2,430	146,724
Cardinal Health Inc.	2,600	122,096
Humana Inc.	1,944	157,036
McKesson Corp.	2,700	307,422
UnitedHealth Group Inc.	4,930	308,766
WellPoint Inc.	1,789	137,699
Total Health Care Providers & Services		1,179,743
Pharmaceuticals — 1.5%
AbbVie Inc.	6,246	266,642
AstraZeneca PLC	2,760	140,800	(b)
Eli Lilly & Co.	3,700	196,692
Endo Pharmaceuticals Holdings Inc.	3,991	144,873	*
Merck & Co. Inc.	6,016	280,947
Novo Nordisk A/S, Class B Shares	1,700	272,919	(b)
Pfizer Inc.	9,138	248,828
Roche Holding AG	1,700	420,648	(b)
Shire PLC	5,200	170,967	(b)
Total Pharmaceuticals		2,143,316
Total Health Care		3,770,441
Industrials — 2.3%
Aerospace & Defense — 1.1%
Alliant Techsystems Inc.	2,150	168,818
BAE Systems PLC	44,600	273,615	(b)
Boeing Co.	3,350	331,717
General Dynamics Corp.	3,400	262,140
Lockheed Martin Corp.	2,670	282,566
Safran SA	3,900	206,221	(b)
Total Aerospace & Defense		1,525,077

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2013

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Airlines — 0.1%
Copa Holdings SA, Class A Shares	800	$105,056
Commercial Services & Supplies — 0.1%
Downer EDI Ltd.	25,192	88,550	(b)
Construction & Engineering — 0.2%
Monadelphous Group Ltd.	4,878	73,302	(b)
Outotec OYJ	13,600	181,868	(b)
Total Construction & Engineering		255,170
Industrial Conglomerates — 0.4%
DCC PLC	4,771	179,770	(b)
General Electric Co.	8,283	193,160
Siemens AG, Registered Shares	2,280	242,323	(b)
Total Industrial Conglomerates		615,253
Machinery — 0.2%
Metso Corp.	4,200	159,575	(b)
Schindler Holding AG	790	115,495
Total Machinery		275,070
Road & Rail — 0.2%
Central Japan Railway Co.	2,500	272,727	(b)
Total Industrials		3,136,903
Information Technology — 2.4%
Communications Equipment — 0.4%
Brocade Communications Systems Inc.	27,400	148,782	*
Cisco Systems Inc.	13,950	335,916
Total Communications Equipment		484,698
Computers & Peripherals — 0.5%
Apple Inc.	1,200	539,616
Western Digital Corp.	2,850	180,462
Total Computers & Peripherals		720,078
Electronic Equipment, Instruments & Components — 0.1%
Hon Hai Precision Industry Co., Ltd.	33,000	83,951	(b)
Tech Data Corp.	1,944	97,433	*
Total Electronic Equipment, Instruments & Components		181,384
IT Services — 0.3%
Computer Sciences Corp.	2,550	113,756
International Business Machines Corp.	1,400	291,228
Total IT Services		404,984
Semiconductors & Semiconductor Equipment — 0.7%
CoreLogic Inc.	4,600	120,520	*
Marvell Technology Group Ltd.	6,600	71,544
Samsung Electronics Co., Ltd.	266	358,721	(b)

See Notes to Consolidated Financial Statements.

8	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Taiwan Semiconductor Manufacturing Co., Ltd.	51,000	$185,510	(b)
Texas Instruments Inc.	4,000	143,560
Total Semiconductors & Semiconductor Equipment		879,855
Software — 0.4%
CA Inc.	5,650	154,302
Microsoft Corp.	12,400	432,512
Total Software		586,814
Total Information Technology		3,257,813
Materials — 0.8%
Chemicals — 0.7%
BASF SE	1,879	183,604	(b)
Huntsman Corp.	12,050	234,372
LyondellBasell Industries NV, Class A Shares	2,200	146,630
PPG Industries Inc.	2,100	322,581
Yara International ASA	3,900	174,701	(b)
Total Chemicals		1,061,888
Containers & Packaging — 0.1%
Packaging Corp. of America	2,400	117,600
Total Materials		1,179,488
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.5%
AT&T Inc.	7,700	269,423
BT Group PLC	37,119	170,380
PT Telekomunikasi Indonesia Tbk	56,000	62,845	(b)
Telstra Corp., Ltd.	37,758	170,790	(b)
Total Diversified Telecommunication Services		673,438
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Series L Shares, ADR	9,800	195,118
Freenet AG	4,226	90,850
Sistema JSFC, Registered Shares, GDR	6,700	126,000	(b)
Softbank Corp.	3,500	175,060	(b)
Total Wireless Telecommunication Services		587,028
Total Telecommunication Services		1,260,466
Utilities — 0.4%
Electric Utilities — 0.2%
American Electric Power Co. Inc.	5,650	258,883
Gas Utilities — 0.1%
Gas Natural SDG SA	7,303	150,781 (b)
PT Perusahaan Gas Negara	115,500	64,732 (b)
Total Gas Utilities		215,513

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2013

Legg Mason Strategic Real Return Fund

Security			Shares	Value
Multi-Utilities — 0.1%
GDF Suez			6,500	$131,102	(b)
Total Utilities				605,498
Total Common Stocks (Cost — $22,840,486)				27,212,753
Investments in Underlying Funds — 23.7%
iShares Trust — iShares Barclays TIPS Bond Fund			11,178	1,304,808
iShares Trust — iShares MSCI EAFE Index Fund			97,772	5,874,142
Vanguard Index Funds — Vanguard Total Stock Market Fund, ETF Shares			69,997	5,897,247
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares			274,590	19,427,243
Total Investments In Underlying Funds (Cost — $26,610,687)				32,503,440
Preferred Stocks — 0.3%
Consumer Discretionary — 0.1%
Media — 0.1%
ProSiebenSat.1 Media AG			2,972	119,061	(b)
Financials — 0.1%
Commercial Banks — 0.1%
Itausa — Investimentos Itau SA			37,544	165,125
Utilities — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Cia Energetica de Sao Paulo			9,200	90,118
Total Preferred Stocks (Cost — $423,700)				374,304

		Expiration Date	Rights
Rights — 0.0%
PICC Property & Casualty Co., Ltd. (Cost — $0)		6/18/13	10,780	5,263	*(b)
Total Investments before Short-Term Investments (Cost — $100,938,016)				111,575,378

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 16.7%
Repurchase Agreements — 16.7%
Interest in $975,000,000 joint tri-party repurchase agreement dated 5/31/13 with RBS Securities Inc.; Proceeds at maturity — $22,945,095; (Fully collateralized by various U.S. government obligations, 0.750% to 4.750% due 4/15/14 to 8/15/22; Market value — $23,403,929) (Cost — $22,945,000)	0.050%	6/3/13	22,945,000	22,945,000
Total Investments — 97.9% (Cost — $123,883,016#)				134,520,378
Other Assets in Excess of Liabilities — 2.1%				2,823,924
Total Net Assets — 100.0%				$137,344,302

See Notes to Consolidated Financial Statements.

10	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

Legg Mason Strategic Real Return Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CAD	— Canadian Dollar
GDR	— Global Depositary Receipts

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	11

Consolidated statement of assets and liabilities (unaudited)

May 31, 2013

Assets:
Investments, at value (Cost — $100,938,016)	$111,575,378
Repurchase agreements, at value (Cost — $22,945,000)	22,945,000
Foreign currency, at value (Cost — $536,547)	537,689
Cash	6,162,403
Deposits with brokers for swap contracts	2,280,000
Receivable for securities sold	642,069
Unrealized appreciation on forward foreign currency contracts	451,802
Deposits with brokers for open futures contracts	425,351
Interest and dividends receivable	290,327
Foreign currency collateral for open futures contract, at value (Cost — $132,391)	132,821
Receivable for Fund shares sold	14,264
Prepaid expenses	44,928
Total Assets	145,502,032

Liabilities:
Payable for securities purchased	5,566,294
Unrealized depreciation on forward foreign currency contracts	1,996,278
Swaps, at value (premiums paid — $0)	344,418
Investment management fee payable	68,981
Payable to broker — variation margin on open futures contracts	63,536
Payable for Fund shares repurchased	50,287
Service and/or distribution fees payable	3,247
Payable for open swap contracts	1,535
Accrued expenses	63,154
Total Liabilities	8,157,730
Total Net Assets	$137,344,302

Net Assets:
Par value (Note 7)	$98
Paid-in capital in excess of par value	126,969,736
Undistributed net investment income	300,099
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	1,390,081
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	8,684,288
Total Net Assets	$137,344,302

See Notes to Consolidated Financial Statements.

12	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

Shares Outstanding:
Class A	494,518
Class A2	85,619
Class C	112,283
Class I	62,323
Class IS	9,004,461

Net Asset Value:
Class A (and redemption price)	$14.07
Class A2 (and redemption price)	$14.01
Class C*	$14.06
Class I (and redemption price)	$14.27
Class IS (and redemption price)	$14.07
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.93
Class A2 (based on maximum initial sales charge of 5.75%)	$14.86

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	13

Consolidated statement of operations (unaudited)

For the Six Months Ended May 31, 2013

Investment Income:
Dividends	$1,016,017
Interest	263,764
Less: Foreign taxes withheld	(36,061)
Total Investment Income	1,243,720

Expenses:
Investment management fee (Note 2)	508,811
Registration fees	47,870
Custody fees	41,756
Legal fees	38,405
Audit and tax	36,291
Shareholder reports	25,871
Trustees’ fees	20,503
Service and/or distribution fees (Notes 2 and 5)	18,843
Transfer agent fees (Note 5)	15,380
Fund accounting fees	14,729
Insurance	2,011
Fees recaptured by investment manager (Note 2)	12
Miscellaneous expenses	4,204
Total Expenses	774,686
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(96,696)
Net Expenses	677,990
Net Investment Income	565,730

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,384,721
Futures contracts	(19,963)
Written options	22,304
Swap contracts	(344,255)
Foreign currency transactions	487,364
Net Realized Gain	2,530,171
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,242,373
Futures contracts	(112,404)
Written options	(905)
Swap contracts	(806,424)
Foreign currencies	(1,455,768)
Change in Net Unrealized Appreciation (Depreciation)	(1,133,128)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	1,397,043
Increase in Net Assets from Operations	$1,962,773

See Notes to Consolidated Financial Statements.

14	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended May 31, 2013 (unaudited) and the Year Ended November 30, 2012	2013	2012

Operations:
Net investment income	$565,730	$1,411,578
Net realized gain	2,530,171	867,857
Change in net unrealized appreciation (depreciation)	(1,133,128)	7,540,743
Increase in Net Assets From Operations	1,962,773	9,820,178

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,500,010)	(1,145,023)
Net realized gains	(581,309)	(85,338)
Decrease in Net Assets From Distributions to Shareholders	(3,081,319)	(1,230,361)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	11,305,242	131,022,701
Reinvestment of distributions	3,078,819	1,229,108
Cost of shares repurchased	(9,758,812)	(138,547,581)
Increase (Decrease) in Net Assets From Fund Share Transactions	4,625,249	(6,295,772)
Increase in Net Assets	3,506,703	2,294,045

Net Assets:
Beginning of period	133,837,599	131,543,554
End of period*	$137,344,302	$133,837,599
* Includes undistributed net investment income of:	$300,099	$2,234,379

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	15

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$14.16	$13.27	$12.73	$12.00

Income from operations:
Net investment income	0.04	0.10	0.18	0.06
Net realized and unrealized gain	0.15	0.87	0.87	0.67
Total income from operations	0.19	0.97	1.05	0.73

Less distributions from:
Net investment income	(0.22)	(0.07)	(0.51)	—
Net realized gains	(0.06)	(0.01)	—	—
Total distributions	(0.28)	(0.08)	(0.51)	—

Net asset value, end of period	$14.07	$14.16	$13.27	$12.73
Total return[4]	1.34%	7.39%	8.42%	6.08%

Net assets, end of period (000s)	$6,959	$7,573	$7,201	$17,464

Ratios to average net assets:
Gross expenses[5]	1.53%[6]	1.51%	2.46%	4.81%[6]
Net expenses[5,7,8,9]	1.31 [6]	1.31	1.31	1.26 [6]
Net investment income	0.50 [6]	0.75	1.33	0.63 [6]

Portfolio turnover rate	28%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]	For the period February 26, 2010 (inception date) to November 30, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

16	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A2 Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$14.16	$14.01

Income from operations:
Net investment income	0.05	0.01
Net realized and unrealized gain	0.13	0.14
Total income from operations	0.18	0.15

Less distributions from:
Net investment income	(0.27)	—
Net realized gains	(0.06)	—
Total distributions	(0.33)	—

Net asset value, end of period	$14.01	$14.16
Total return[4]	1.37%	1.07%

Net assets, end of period (000s)	$1,200	$154

Ratios to average net assets:
Gross expenses[5,6]	1.55%	1.74%
Net expenses[5,6,7,8,9]	1.40	1.51
Net investment income[6]	0.64	1.20

Portfolio turnover rate	28%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]	For the period October 31, 2012 (inception date) to November 30, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	17

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$14.07	$13.22	$12.66	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.00) [4]	0.08	(0.02)
Net realized and unrealized gain	0.16	0.86	0.89	0.68
Total income from operations	0.14	0.86	0.97	0.66

Less distributions from:
Net investment income	(0.09)	(0.00) [4]	(0.41)	—
Net realized gains	(0.06)	(0.01)	—	—
Total distributions	(0.15)	(0.01)	(0.41)	—

Net asset value, end of period	$14.06	$14.07	$13.22	$12.66
Total return[5]	0.98%	6.52%	7.79%	5.50%

Net assets, end of period (000s)	$1,578	$1,808	$2,061	$1,013

Ratios to average net assets:
Gross expenses[6]	2.46%[7]	2.45%	3.41%	5.44%[7]
Net expenses[6,8,9,10]	2.06 [7]	2.06	2.06	2.01 [7]
Net investment income (loss)	(0.24) [7]	(0.02)	0.57	(0.22) [7]

Portfolio turnover rate	28%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]	For the period February 26, 2010 (inception date) to November 30, 2010.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

18	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010[3]

Net asset value, beginning of period	$14.19	$13.30	$12.75	$12.00

Income (loss) from operations:
Net investment income (loss)	0.07	(0.04)	0.07	0.05
Net realized and unrealized gain	0.14	1.05	1.03	0.70
Total income from operations	0.21	1.01	1.10	0.75

Less distributions from:
Net investment income	(0.07)	(0.11)	(0.55)	—
Net realized gains	(0.06)	(0.01)	—	—
Total distributions	(0.13)	(0.12)	(0.55)	—

Net asset value, end of period	$14.27	$14.19	$13.30	$12.75
Total return[4]	1.52%	7.64%	8.76%	6.25%

Net assets, end of period (000s)	$889	$613	$122,282	$823

Ratios to average net assets:
Gross expenses[5]	1.36%[6]	1.22%	1.61%	4.67%[6]
Net expenses[5,7,8,9]	1.06 [6]	1.06	1.06	1.01 [6]
Net investment income (loss)	0.96 [6]	(0.32)	0.61	0.50 [6]

Portfolio turnover rate	28%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]	For the period February 26, 2010 (inception date) to November 30, 2010.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	19

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$14.19	$12.99

Income from operations:
Net investment income	0.06	0.15
Net realized and unrealized gain	0.15	1.17
Total income from operations	0.21	1.32

Less distributions from:
Net investment income	(0.27)	(0.12)
Net realized gains	(0.06)	(0.00) [4]
Total distributions	(0.33)	(0.12)

Net asset value, end of period	$14.07	$14.19
Total return[5]	1.59%	10.25%

Net assets, end of period (000s)	$126,718	$123,690

Ratios to average net assets:
Gross expenses[6,7]	1.10%	1.06%
Net expenses[6,7,8,9,10]	0.96	0.96
Net investment income[7]	0.87	1.16

Portfolio turnover rate	28%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]	For the period December 15, 2011 (inception date) to November 30, 2012.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, total annual operating expenses for Class IS shares did not exceed total annual operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

20	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$51,418,364	—	$51,418,364
Non-U.S. Treasury inflation protected securities	—	61,254	—	61,254
Common stocks	$15,544,158	11,668,595	—	27,212,753
Investments in underlying funds	32,503,440	—	—	32,503,440
Preferred stocks	255,243	119,061	—	374,304
Rights	—	5,263	—	5,263
Total long-term investments	$48,302,841	$63,272,537	—	$111,575,378
Short-term investments†	—	22,945,000	—	22,945,000
Total investments	$48,302,841	$86,217,537	—	$134,520,378
Other financial instruments:
Futures contracts	$962	—	—	$962
Forward foreign currency contracts	—	$451,802	—	451,802
Total other financial instruments	$962	$451,802	—	$452,764
Total	$48,303,803	$86,669,339	—	$134,973,142

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$65,217	—	—	$65,217
Forward foreign currency contracts	—	$1,996,278	—	1,996,278
Commodity index swaps	—	344,418	—	344,418
Total	$65,217	$2,340,696	—	$2,405,913

†	See Consolidated Schedule of Investments for additional detailed categorizations.

For the six months ended May 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At May 31, 2013, securities valued at $11,787,656 were transferred from Level 1 to Level 2 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability,

24	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

For average notional amounts of swaps held during the six months ended May 31, 2013, see Note 4.

Commodity index swaps

The Fund enters into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager

26	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2013, the Fund held forward foreign currency contracts and commodity index swaps with credit related contingent features which had a liability position of $2,340,696. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,280,000, which could be used to reduce the required payment.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Legg Mason Global Asset Allocation, LLC (“LMGAA”) is the Fund’s investment adviser. Batterymarch Financial Management, Inc. (“Batterymarch”), ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, LMGAA, Batterymarch, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the investment management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to LMGAA the day-to-day portfolio management of the Fund, except for the management of cash and short term instruments, which is provided by Western Asset. LMGAA is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. LMGAA also provides management for a portion of the Fund’s assets.

LMPFA pays LMGAA for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by LMGAA to the Subsidiary. LMPFA pays Batterymarch for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by Batterymarch. LMPFA pays ClearBridge for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. Western Asset pays Western Asset Limited for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited.

28	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

Western Asset pays Western Japan for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2014, may be terminated prior to that date by agreement of the investment manager and the Board of Trustees, and may be terminated at any time after that date by the investment manager. The arrangements, however, may be modified by the investment manager to decrease total annual operating expenses at any time.

During the six months ended May 31, 2013, fees waived and/or expenses reimbursed amounted to $96,696.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires November 30, 2013	$429,862	—	$17,775	$10,233	—
Expires November 30, 2014	244,026	—	22,789	25,008	—
Expires November 30, 2015	15,770	—	7,129	10,565	$118,855
Expires November 30, 2016	8,207	$530	3,361	1,109	83,489
Total fee waivers/expense reimbursements subject to recapture	$697,865	$530	$51,054	$46,915	$202,344

For the six months ended May 31, 2013, LMPFA recaptured $11 and $1 for Class A2 and Class I shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months of purchase payment. In certain cases, Class A shares and Class A2 shares

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for Class A shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2013, LMIS and its affiliates retained sales charges of $1,944 and $5,033 on sales of the Fund’s Class A shares and Class A2 shares, respectively. In addition, for the six months ended May 31, 2013, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$429

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of May 31, 2013, Legg Mason and its affiliates owned 92% of the Fund.

3. Investments

During the six months ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$16,035,497	$15,860,306
Sales	23,075,856	8,265,181

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,547,635
Gross unrealized depreciation	(910,273)
Net unrealized appreciation	$10,637,362

During the six months ended May 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2012	10	$8,093
Options written	25	17,950
Options closed	(35)	(26,043)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of May 31, 2013	—	—

30	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

At May 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
S&P GSCI	21	6/13	$3,292,392	$3,227,175	$(65,217)
Contracts to Sell:
U.S. Treasury 10-Year Notes	7	6/13	912,712	911,750	962
Net unrealized loss on open futures contracts					$(64,255)

At May 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Bank of America, N.A.	376,000	$359,461	6/19/13	$(30,228)
Australian Dollar	Bank of America, N.A.	4,900,000	4,684,467	6/19/13	(447,655)
Australian Dollar	Morgan Stanley & Co. Inc.	9,898,000	9,462,624	6/19/13	(753,196)
Canadian Dollar	Bank of America, N.A.	10,503,000	10,126,894	6/19/13	(132,236)
Canadian Dollar	Bank of America, N.A.	338,000	325,896	6/19/13	(6,021)
Mexican Peso	Bank of America, N.A.	192,116,000	15,013,007	6/19/13	(244,588)
Mexican Peso	Bank of America, N.A.	6,552,000	512,010	6/19/13	(14,938)
New Zealand Dollar	Bank of America, N.A.	12,454,000	9,888,782	6/19/13	(309,139)
New Zealand Dollar	JPMorgan Chase & Co.	325,000	258,058	6/19/13	(12,885)
Norwegian Krone	Bank of America, N.A.	29,723,000	5,061,912	6/19/13	(43,085)
Norwegian Krone	Bank of America, N.A.	1,466,000	249,664	6/19/13	(1,526)
Canadian Dollar	Citibank, N.A.	534,223	514,390	8/16/13	(781)
					(1,996,278)
Contracts to Sell:
Australian Dollar	JPMorgan Chase & Co.	5,000,000	4,780,069	6/19/13	383,221
Canadian Dollar	Citibank, N.A.	2,263,470	2,179,439	8/16/13	67,806
Euro	Citibank, N.A.	60,000	78,018	8/16/13	775
					451,802
Net unrealized loss on open forward foreign currency contracts					$(1,544,476)

At May 31, 2013, the Fund held the following commodity index swap contracts:

Swap Counterparty	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Depreciation
Goldman Sachs & Co.	6/13/13	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	$8,721,885	$(172,209)
Morgan Stanley & Co. Inc.	6/13/13	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	8,721,885	(172,209)
Total				$17,443,770	$(344,418)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at May 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$962	—	$962
Forward foreign currency contracts	—	$451,802	451,802
Total	$962	$451,802	$452,764

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	—	$65,217	$65,217
Swap contracts	—	344,418	344,418
Forward foreign currency contracts	$1,996,278	—	1,996,278
Total	$1,996,278	$409,635	$2,405,913

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended May 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(28,048)	—	—	$(28,048)
Written options	22,304	—	—	22,304
Futures contracts	(5,465)	—	$(14,498)	(19,963)
Swap contracts	—	—	(344,255)	(344,255)
Forward foreign currency contracts	—	$500,515	—	500,515
Total	$(11,209)	$500,515	$(358,753)	$130,553

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Written options	$(905)	—	—	$(905)
Futures contracts	2,546	—	$(114,950)	(112,404)
Swap contracts	—	—	(806,424)	(806,424)
Forward foreign currency contracts	—	$(1,454,256)	—	(1,454,256)
Total	$1,641	$(1,454,256)	$(921,374)	$(2,373,989)

32	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

During the six months ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$5,286
Written options†	2,621
Futures contracts (to buy)	3,565,842
Futures contracts (to sell)	299,554
Forward foreign currency contracts (to buy)	53,674,356
Forward foreign currency contracts (to sell)	5,465,987

Average Notional Balance
Commodity index swap contracts	$17,787,393

†	At May 31, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$9,464	$7,174
Class A2	890	684
Class C	8,489	3,136
Class I	—	979
Class IS	—	3,407
Total	$18,843	$15,380

For the six months ended May 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$8,207
Class A2	530
Class C	3,361
Class I	1,109
Class IS	83,489
Total	$96,696

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended May 31, 2013	Year Ended November 30, 2012
Net Investment Income:
Class A	$115,740	$40,977
Class A2	6,379	—	†
Class C	10,219	339
Class I	3,179	18,006
Class IS	2,364,493	1,085,701	‡
Total	$2,500,010	$1,145,023

Net Realized Gains:
Class A	$32,861	$4,714
Class A2	964	—	†
Class C	7,359	1,203
Class I	2,671	78,336
Class IS	537,454	1,085	‡
Total	$581,309	$85,338

†	For the period October 31, 2012 (inception date) to November 30, 2012.

‡	For the period December 15, 2011 (inception date) to November 30, 2012.

7. Shares of beneficial interest

At May 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	48,729	$702,948	186,299		$2,554,658
Shares issued on reinvestment	10,504	147,672	3,376		44,546
Shares repurchased	(99,529)	(1,441,048)	(197,334)		(2,715,592)
Net decrease	(40,296)	$(590,428)	(7,659)		$(116,388)

Class A2
Shares sold	81,276	$1,165,469	10,920	†	$151,806	†
Shares issued on reinvestment	525	7,343	—		—
Shares repurchased	(7,070)	(101,571)	(32)	†	(449)	†
Net increase	74,731	$1,071,241	10,888	†	$151,357	†

Class C
Shares sold	13,186	$190,244	26,699		$367,035
Shares issued on reinvestment	1,137	16,007	109		1,434
Shares repurchased	(30,517)	(437,952)	(54,288)		(733,644)
Net decrease	(16,194)	$(231,701)	(27,480)		$(365,175)

34	Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report

	Six Months Ended May 31, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares		Amount
Class I
Shares sold	32,098	$469,877	47,687		$647,091
Shares issued on reinvestment	411	5,850	7,277		96,342
Shares repurchased	(13,345)	(197,950)	(9,202,626)		(119,731,627)
Net increase (decrease)	19,164	$277,777	(9,147,662)		$(118,988,194)

Class IS
Shares sold	609,814	$8,776,704	9,749,422	‡	$127,302,111	‡
Shares issued on reinvestment	206,676	2,901,947	82,544	‡	1,086,786	‡
Shares repurchased	(527,265)	(7,580,291)	(1,116,730)	‡	(15,366,269)	‡
Net increase	289,225	$4,098,360	8,715,236	‡	$113,022,628	‡

†	For the period October 31, 2012 (inception date) to November 30, 2012.

‡	For the period December 15, 2011 (inception date) to November 30, 2012. On December 15, 2011, Class I shareholders exchanged $116,485,228 into Class IS.

Legg Mason Strategic Real Return Fund 2013 Semi-Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

At its November 2012 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the advisory agreement (the “Advisory Agreement”) between Legg Mason Global Asset Allocation, LLC (the “Adviser”) and the Manager, the subadvisory agreement among the Manager, the Adviser and Western Asset Management Company (“Western Asset”), the subadvisory agreement among the Manager, the Adviser and ClearBridge Advisors, LLC (“ClearBridge”), the subadvisory agreement among the Manager, the Adviser and Batterymarch Financial Management, Inc. (“Batterymarch”), the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Ltd. (“Western Japan”) and the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Limited (“WAML”). The Board also considered and approved for an annual period a subadvisory agreement between the Manager and Western Asset pursuant to which Western Asset provides day-to-day management of the Fund’s cash and short-term investments. (Each subadvisory agreement is referred to as a “Subadvisory Agreement”.) Western Asset, ClearBridge, Batterymarch, Western Japan and WAML are each referred to herein as a Subadviser. The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”) met on October 11, 2012, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager, the Adviser and the Subadvisers to assist the Board, and in particular the Independent Trustees, in considering approval of the Management, Advisory and Subadvisory Agreements, respectively. At such October meeting the Independent Trustees reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Independent Trustees further discussed renewal of the Management, Advisory and Subadvisory Agreements in executive session held on November 15, 2012.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement, the Advisory Agreement and each Subadvisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and each Subadviser under the Management, Advisory and Subadvisory Agreements, respectively. The Board also noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term investments as dual employees of the Manager now provided such services as employees of Western Asset under a Subadvisory Agreement. The Board also considered the Manager’s supervisory activities over the Adviser and Subadvisers. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Adviser and Subadvisers, as applicable, and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager, the Adviser and the Subadvisers took into account the Board’s

36	Legg Mason Strategic Real Return Fund

knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and the Subadvisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager to the Legg Mason fund complex had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager, the Adviser and the Subadvisers and the oversight provided by the Manager and/or the Adviser, as applicable. The Board also considered the Adviser’s and the Subadvisers’ brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that the one-year ended June 30, 2012 performance for the Class A Shares was competitive, ranking in the third quartile. The Board also considered that the Fund’s largest share class, Class IS Shares, ranked in the fourth quintile for the since inception month-end (December 2011) to June 30, 2012 period, but noted the limited period of time since inception of this class. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management, advisory and subadvisory services provided by the Manager, the Adviser and the Subadvisers, respectively. The Board noted that the Manager or Western Asset, and not the Fund, pays the fee to the Adviser and Subadvisers. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager, the Adviser, and the Subadvisers charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager and the Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

Legg Mason Strategic Real Return Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that, although the Actual Management Fee was high (fifth quintile), the Contractual Management Fee was lower than average (second quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2012, which corresponds to Legg Mason’s most recently completed fiscal year. The Trustees considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no currently existing breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

38	Legg Mason Strategic Real Return Fund

Legg Mason

Strategic Real Return Fund

Trustees

Kenneth D. Fuller*

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy*

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Legg Mason Global Asset Allocation, LLC

Subadvisers

Batterymarch Financial Management, Inc.

ClearBridge Investments, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became a Trustee and Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012787 7/13 SR13-1956

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore,
Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Global Asset Management Trust

Date: July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date: July 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date: July 25, 2013